EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. to the Annual Report on Form 10-K of Speed Commerce, Inc. (the “Company”) for the fiscal year ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof, (the “Form 10-K/A”), I, Terry J. Tuttle, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Form 10-K/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 1, 2015

By	/s/ Terry J. Tuttle
Terry J. Tuttle
Chief Financial Officer